Exhibit 99.2

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of M.D.C. Holdings, Inc. (the "Company") hereby certifies that the Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: August 7, 2002.



                                                   /s/ Paris G. Reece III
                                                  ----------------------------
                                                  Paris G. Reece III
                                                  Chief Financial Officer